CALVERT SOCIALLY
RESPONSIBLE PROSPECTUS

January 31, 1999, as Revised May 31, 1999


About the Funds
2    Investment objective, strategy, past performance
18   Fees and Expenses
22   Principal Investment Practices and Risks

About Social Investing
26   Socially Responsible Investment Criteria
27   Investment Selection Process
31   High Social Impact Investments
31   Special Equities

About Your Investment
32   Subadvisors and Portfolio Managers
34   Advisory Fees
36   How to Buy Shares
36   Getting Started
36   Choosing a Share Class
38   Calculation of CDSC/Waiver
39   Distribution and Service Fees
40   Account Application
41   Important - How Shares are Priced
41   When Your Account Will be Credited
42   Other Calvert Group Features
     (Exchanges, Minimum Account Balance, etc.)
45   Dividends, Capital Gains and Taxes
46   How to Sell Shares
48   Financial Highlights
57   Exhibit A- Reduced Sales Charges (Class A)
59   Exhibit B- Service Fees and
     Other Arrangements with Dealers

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FUNDS IN THIS PROSPECTUS

Equity Funds
Calvert Social Investment Fund (CSIF)
     CSIF Balanced
     CSIF Managed Index
     CSIF Equity
Calvert Capital Accumulation
Calvert World Values International Equity
Calvert New Vision Small Cap

Bond and Money Market Funds
Calvert Social Investment Fund (CSIF)
     CSIF Bond
     CSIF Money Market
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These securities have not been approved or disapproved by the Securities and
Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CSIF Balanced (Note: Formerly known as CSIF Managed Growth)

Advisor                              Calvert Asset Management Company, Inc.
Subadvisors:                                 Brown Capital Management, Inc.
                                               NCM Capital Management, Inc.

Objective
CSIF Balanced seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Principal investment strategies
The Fund typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies, while the fixed-income investments are primarily a wide variety of investment grade bonds.

CSIF Balanced invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the Fund quarterly to adjust for changes in market value. The Fund is a large-cap, growth-oriented U.S. domestic portfolio, although it may have other investments, including some foreign securities and some mid-cap stocks. For the equity portion, the Fund seeks companies with better than average expected growth rates at lower than average valuations. The fixed-income portion reflects an active trading strategy, seeking total return.

Equity investments are selected by the two Subadvisors, while the Advisor manages the fixed-income assets and determines the overall mix for the Fund depending upon its view of market conditions and economic outlook.

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PRINCIPAL RISKS
You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

      The stock or bond market goes down
      The individual stocks and bonds in the Fund do not perform as well as expected
      For the fixed-income portion of the Fund, the Advisor's forecast as to interest rates is not correct
      For the foreign securities held in the Fund, if foreign currency values go down versus the U.S. dollar
      The Advisor's allocation among different sectors of the stock and bond markets does not perform as well as expected

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. See "Investment Selection Process."


CSIF Balanced Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index and the Lehman Aggregate Bond Index, a widely recognized, unmanaged index of common stock and bonds prices, respectively. It also shows the Fund's returns compared to the Lipper Balanced Funds Index, a composite index of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indexes used for comparison in the table.

Bar Chart
CSIF Balanced
Year-by-Year Total Return
(Class A return at NAV)
1989          18.73%       1994            -5.50%
1990           1.79%       1995            25.85%
1991          17.79%       1996             9.03%
1992           7.46%       1997            18.92%
1993           5.95%       1998            17.49%

Best Quarter (of periods shown)       Q4 '98     12.42%
Worst Quarter (of periods shown)      Q3 '98     (6.47)%

Average Annual Total Returns (as of 12-31-98)
         (with maximum sales charge deducted)

                                         1 year      5 years   10 years
CSIF Balanced: Class A                   11.92%       11.53%     10.83%
CSIF Balanced: Class B                      N/A          N/A        N/A
CSIF Balanced: Class C                   15.24%          N/A        N/A
S&P 500 Index Monthly Reinvested         28.74%       24.08%     19.20%
Lehman Aggregate Bond Index TR            8.69%        7.27%      9.26%
Lipper Balanced Funds Index              15.09%       13.87%     13.32%

For current yield information call 800-368-2745, or visit Calvert Group's website at www.calvertgroup.com

CSIF Managed Index

Advisor                              Calvert Asset Management Company, Inc.
Subadvisor:                                    State Street Global Advisors

Objective
CSIF Managed Index seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index. It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees/Directors without shareholder approval.

Principal investment strategies
The Fund invests in stocks that meet the social criteria and creates a portfolio whose characteristics closely resemble the characteristics of the Russell 1000 Index, while emphasizing the stocks which it believes offer the greatest potential of return.

CSIF Managed Index follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Fund's performance, relative to the Index. The Fund may purchase stocks not in the Russell 1000 Index, but at least 65% of the Fund's total assets will be invested in stocks that are in the Index. Any investments not in the Index will meet the Fund's social screening criteria and be selected to closely mirror the Index's risk/return characteristics. The Subadvisor rebalances the Fund quarterly to maintain its relative exposure to the Index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Fund's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though certain industries may be eliminated from the Fund by the screens, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
You could lose money on your investment in the Fund, or the Fund could underperform the stock market for any of the following reasons:

      The stock market or the Russell 1000 Index goes down
      The individual stocks in the Fund or the index modeling portfolio do not perform as well as expected
      An index fund has operating expenses; a market index does not. The Fund
     - while expected to track its target index as closely as possible while satisfying its investment and social criteria - will not be able to match the performance of the index exactly

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not sponsored, sold, promoted or endorsed by the Frank Russell Company.
--------------------------------------------------------------------------------

The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance. Each security identified for potential investment is ranked according to two separate measures: value and momentum of market sentiment. These two measures combine to create a single composite score of each stock's attractiveness. The Fund is constructed from securities that meet its social criteria, weighted through a mathematical process that seeks to reduce risk vis-a-vis the Russell 1000 Index.

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 was approximately $7.6 billion.

Tracking the Index
The Subadvisor expects a tracking error over time of no more than 2.5%, relative to the return of the Index before deducting expenses, although there can be no guarantee such results will be achieved. The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance. Where variations are deemed to be systematic or associated with a particular feature of the investment process, the constraints on the Fund associated with that factor may be adjusted to ensure a higher degree of correlation to the Index.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. See "Investment Selection Process."

(No performance results are shown for CSIF Managed Index since its inception was 4/15/98.)

CSIF Equity

Advisor                              Calvert Asset Management Company, Inc.
Subadvisors:                     Atlanta Capital Management Company, L.L.C.

Objective
CSIF Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund's investment and social criteria.

Principal investment strategies
The Fund invests primarily in the common stocks of large-cap companies, having, on average, market capitalization of at least $1 billion. Investment returns will be mostly from changes in the price of the Fund's holdings (capital appreciation).

The Subadvisor looks for growing companies with a history of steady earnings growth. Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through growing profitability and that the stock is favorably priced with respect to those growth expectations.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. See "Investment Selection Process."

--------------------------------------------------------------------------------
PRINCIPAL RISKS
You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

      The stock market goes down
      The individual stocks in the Fund do not perform as well as expected

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

CSIF Equity Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Growth Funds Index, a composite index of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for each of the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indexes used for comparison in the table.

Bar Chart
CSIF Equity
Year-by-Year Total Return
(Class A return at NAV)
1989          27.45%       1994           -12.06%
1990          -4.87%       1995            20.29%
1991          21.93%       1996            21.68%
1992           8.37%       1997            19.33%
1993           2.13%       1998            10.89%

Best Quarter (of periods shown)       Q1 '98     11.73%
Worst Quarter (of periods shown)      Q3 '98     (17.56)%

Average Annual Total Returns (as of 12-31-98)
         (with maximum sales charge deducted)

                                           1 year    5 years   10 years
CSIF Equity: Class A                        5.62%     10.17%     10.25%
CSIF Equity: Class B                          N/A        N/A        N/A
CSIF Equity: Class C                        8.76%        N/A        N/A
S&P 500 Index Monthly Reinvested           28.74%     24.08%     19.20%
Lipper Growth Funds Index                  25.69%     19.82%     17.21%

Calvert Capital Accumulation

Advisor                              Calvert Asset Management Company, Inc.
Subadvisor:                                  Brown Capital Management, Inc.

Objective
Capital Accumulation seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees/Directors without shareholder approval.

Principal investment strategies
Investments are primarily in the common stocks of mid-size companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation.)

The Fund currently defines mid-cap companies as those within the range of market capitalizations of the S & P's Mid-cap 400 Index. Most companies in the Index have a capitalization of $500 million to $10 billion. Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. See "Investment Selection Process."

--------------------------------------------------------------------------------
PRINCIPAL RISKS
You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

      The stock market goes down
      The individual stocks in the Fund do not perform as well as expected The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

Capital Accumulation Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's Mid-Cap 400 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Mid-Cap Funds Index, a composite index of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indexes used for comparison in the table.

Bar Chart
Capital Accumulation
Year-by-Year Total Return
(Class A return at NAV)
1989             N/A       1994               N/A
1990             N/A       1995            36.75%
1991             N/A       1996             9.37%
1992             N/A       1997            22.02%
1993             N/A       1998            29.35%

Best Quarter (of periods shown)       Q4 '98     25.03%
Worst Quarter (of periods shown)      Q3 '98     (14.00)%

Average Annual Total Returns (as of 12-31-98)
         (with maximum sales charge deducted)

                                           1 year    5 years   10 years
Capital Accumulation: Class A1             23.19%        N/A        N/A
Capital Accumulation: Class B                 N/A        N/A        N/A
Capital Accumulation: Class C              27.34%        N/A        N/A
S&P Mid-Cap 400 Index                      18.25%        N/A        N/A
Lipper Mid-Cap Funds Index                 13.92%        N/A        N/A

1 Since inception "A" (10/31/94) 22.09; S&P Mid Cap 400 Index 22.77; and Lipper Mid-Cap Funds Index 18.36.

Calvert World Values
International Equity Fund

Advisor                              Calvert Asset Management Company, Inc.
Subadvisor:                            Murray Johnstone International, Ltd.

Objective
CWVF International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a globally diversified portfolio of stocks that meet the Fund's investment and social criteria.

Principal investment strategies
The Fund invests primarily in the common stocks of mid- to large-cap companies using a value approach. The Fund identifies those countries with markets and economies that it believes currently provide the most favorable climate for investing. The Subadvisor selects countries based on a "20 questions" model which uses macro-and micro-economic inputs to rank the attractiveness of markets in various countries. Within each country, the Subadvisor uses valuation techniques that have been shown to best determine value within that market. In some countries, the valuation process may favor the comparison of price-to-cash-flow while in other countries, price-to-sales or price-to-book may be more useful in determining which stocks are undervalued.

The Fund invests primarily in more developed economies and markets. No more than 5% of Fund assets are invested in the U.S. (excluding High Social Impact and Special Equities investments).

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. See "Investment Selection Process."

--------------------------------------------------------------------------------
PRINCIPAL RISKS
You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

      The stock markets go down (including those outside the U.S.)
      The individual stocks in the Fund do not perform as well as expected Foreign currency values go down versus the U.S. dollar

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

CWVF International Equity Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Morgan Stanley Capital International EAFE Index. This is a widely recognized, unmanaged index of common stock prices around the world. It also shows the Fund's returns compared to the Lipper International Funds Index, a composite index of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indexes used for comparison in the table.

Bar Chart
International Equity
Year-by-Year Total Return
(Class A return at NAV)
1989             N/A       1994            -2.66%
1990             N/A       1995            11.81%
1991             N/A       1996            12.02%
1992             N/A       1997             6.57%
1993          25.78%       1998            16.10%

Best Quarter (of periods shown)       Q4 '98     17.97%
Worst Quarter (of periods shown)      Q3 '98     (14.82)%

Average Annual Total Returns (as of 12-31-98)
         (with maximum sales charge deducted)

                                           1 year    5 years   10 years
CWVF International Equity: Class A1        10.59%      7.52%        N/A
CWVF International Equity: Class B            N/A        N/A        N/A
CWVF International Equity: Class C         13.92%        N/A        N/A
MSCI EAFE Index GD                         20.33%      9.50%        N/A
Lipper International Funds Index           12.66%      8.59%        N/A

1 Inception "A" (7/31/92) 9.22%; MSCI EAFE Index GD 12.25%; and Lipper International Funds Index 11.75%. The month end date of 7/31/92 is used for comparison purposes only, actual fund inception is 7/2/92.

Calvert New Vision Small Cap

Advisor                              Calvert Asset Management Company, Inc.
Subadvisor:                                     Awad Asset Management, Inc.

Objective
New Vision Small Cap seeks to provide long-term capital appreciation by investing primarily in small-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees/Directors without shareholder approval.

Principal Investment Strategies
At least 65% of the Fund's assets will be invested in the common stocks of small-cap companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines small-cap companies as those with market capitalization of $1 billion or less at the time the Fund initially invests.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. See "Investment Selection Process."

--------------------------------------------------------------------------------
PRINCIPAL RISKS
You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

      The stock market goes down
      The individual stocks in the Fund do not perform as well as expected Prices of small-cap stocks may respond to market activity differently than larger more established companies

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

New Vision Small Cap Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2000 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Small-Cap Funds Index, a composite index of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indexes used for comparison in the table.

Bar Chart
New Vision
Year-by-Year Total Return
(Class A return at NAV)
1989             N/A       1994               N/A
1990             N/A       1995               N/A
1991             N/A       1996               N/A
1992             N/A       1997               N/A
1993             N/A       1998            -9.43%

Best Quarter (of periods shown)       Q2 '97     15.51%
Worst Quarter (of periods shown)      Q3 '98     (21.82)%

Average Annual Total Returns (as of 12-31-98)
         (with maximum sales charge deducted)

                                           1 year    5 years   10 years
New Vision Small Cap: Class A1            -13.75%        N/A        N/A
New Vision Small Cap: Class B                 N/A        N/A        N/A
New Vision Small Cap: Class C             -11.20%        N/A        N/A
Russell 2000 Index TR                      -2.55%        N/A        N/A
Lipper Small-Cap Funds Index               -0.85%        N/A        N/A

1 From inception (1/31/97) -13.73%; Russell 2000 Index TR 8.48%; Lipper Small-Cap Funds Index 5.83%.

CSIF Bond

Advisor:                             Calvert Asset Management Company, Inc.

Objective
CSIF Bond seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities meeting the Fund's investment and social criteria.

Principal investment strategies
The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its assets in investment grade debt securities.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. See "Investment Selection Process."

--------------------------------------------------------------------------------
PRINCIPAL RISKS
You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

      The bond market goes down
      The individual bonds in the Fund do not perform as well as expected
      The Advisor's forecast as to interest rates is not correct
      The Advisor's allocation among different sectors of the bond market does not perform as well as expected
      The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

CSIF Bond Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman Aggregate Bond Index . This is a widely recognized, unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds A Rated Index, a composite index of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indexes used for comparison in the table.

Bar Chart
CSIF Bond
Year-by-Year Total Return
(Class A return at NAV)
1989          13.56%       1994            -5.80%
1990           8.30%       1995            17.39%
1991          15.75%       1996             2.92%
1992           6.72%       1997             9.87%
1993          11.64%       1998             6.13%

Best Quarter (of periods shown)       Q3 '91     5.99%
Worst Quarter (of periods shown)      Q1 '94     (3.57)%

Average Annual Total Returns (as of 12-31-98)
         (with maximum sales charge deducted)

                                           1 year    5 years   10 years
CSIF Bond: Class A                          2.16%      5.02%      8.04%
CSIF Bond: Class B                            N/A        N/A        N/A
CSIF Bond: Class C                            N/A        N/A        N/A
Lehman Aggregate Bond Index TR              8.69%      7.27%      9.26%
Lipper Corporate Debt Funds
     A Rated Index                          7.31%      6.61%      8.85%

CSIF Money Market

Advisor:                             Calvert Asset Management Company, Inc.

Objective
CSIF Money Market seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, through investment in money market instruments meeting the Fund's investment and social criteria

Principal investment strategies
The Fund invests in high quality, money market instruments, such as commercial paper, variable rate demand notes, corporate, agency and taxable municipal obligations. All investments must comply with the SEC money market fund requirements.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. See "Investment Selection Process."

--------------------------------------------------------------------------------
PRINCIPAL RISKS
The Fund's yield will change in response to market interest rates. In general, as market rates go up so will the Fund's yield, and vice versa. Although the Fund tries to keep the value of its shares constant at $1.00 per share, extreme changes in market rates, and or sudden credit deterioration of a holding could cause the value to decrease. The Fund limits the amount it invests in any one issuer to try to lessen its exposure.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
--------------------------------------------------------------------------------

CSIF Money Market Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance has varied from year to year. The table compares the Fund's returns over time to the Lipper Money Market Funds Index, a composite index of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Bar Chart
CSIF Money Market
Year-by-Year Total Return
1989           8.80%       1994             3.64%
1990           7.69%       1995             5.25%
1991           5.67%       1996             4.83%
1992           3.27%       1997             4.95%
1993           2.54%       1998             5.14%

Best Quarter (of periods shown)       Q2 '89     2.26%
Worst Quarter (of periods shown)      Q2 '93     0.59%

Average Annual Total Returns (as of 12-31-98)

                                           1 year    5 years   10 years
CSIF Money Market                           4.93%      4.72%      5.14%
Lipper Money Market Funds Index             5.10%      4.90%      5.32%

For current yield information call 800-368-2745, or visit Calvert Group's website at www.calvertgroup.com

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Shareholder fees are paid directly from your account; annual Fund operating expenses are deducted from Fund assets.

CLASS A  CSIF                               CSIF       CSIF Capital
Shareholder fees                        Balanced9  Mn. Indx1  Equity9  Accum.9
Maximum sales charge (load)
     imposed on purchases
     (as a percentage of offering price)     4.75       4.75     4.75    4.75
Maximum deferred sales charge (load)        None2      None2    None2    None2
     (as a percentage of purchase or
     redemption proceeds, whichever is lower)
Maximum account fee                                        3

Annual fund operating expenses
Management fees                               .70        .75      .70      .90
Distribution and service (12b-1) fees         .24        .25      .23      .35
Other expenses                                .26        .86      .37      .51
Total annual fund operating expenses         1.20       1.86     1.30     1.76
Fee waiver and/or expense reimbursement5        -      (.61)        -        -
Net Expenses                                 1.20       1.25     1.30     1.76

CLASS A  CWVF                                New      CSIF     CSIF
Shareholder fees                         Int Eq.   Vision10    Bond  Mon. Mkt.
Maximum sales charge (load)
     imposed on purchases
     (as a percentage of offering price)     4.75       4.75     3.75     None
Maximum deferred sales charge (load)        None2      None2    None2     None
     (as a percentage of purchase or
     redemption proceeds, whichever is lower)
Maximum account fee                                                          4

Annual fund operating expenses
Management fees                              1.10       1.00      .55      .50
Distribution and service (12b-1) fees         .25        .25      .20      .00
Other expenses                                .51        .65      .38      .44
Total annual fund operating expenses         1.86       1.90     1.13      .94
Fee waiver and/or expense reimbursement5        -          -        -        -
Net Expenses                                 1.86       1.90     1.13      .89

CLASS B  CSIF                               CSIF       CSIF Capital
Shareholder fees                        Balanced9  Mn. Indx1  Equity9  Accum.9
Maximum sales charge (load)
     imposed on purchases
     (as a percentage of offering price)     None       None     None     None
Maximum deferred sales charge (load)          5%6        5%6      5%6      5%6
     (as a percentage of purchase or
     redemption proceeds, whichever is lower)
Maximum account fee                                        3

Annual fund operating expenses
Management fees                               .70        .75      .70      .90
Distribution and service (12b-1) fees        1.00       1.00     1.00     1.00
Other expenses                               1.96       3.86     2.02     1.52
Total annual fund operating expenses         3.66       5.61     3.72     3.42
Fee waiver and/or expense reimbursement5   (1.16)     (3.11)   (1.16)    (.26)
Net Expenses                                 2.50       2.50     2.56     3.16

CLASS B  CWVF                                New       CSIF    CSIF
Shareholder fees                         Int Eq.   Vision10    Bond Mon. Mkt.
Maximum sales charge (load)
     imposed on purchases
     (as a percentage of offering price)     None       None     None      N/A
Maximum deferred sales charge (load)          5%6        5%6      4%7      N/A
     (as a percentage of purchase or
     redemption proceeds, whichever is lower)
Maximum account fee

Annual fund operating expenses
Management fees                              1.10       1.00      .55      N/A
Distribution and service (12b-1) fees        1.00       1.00     1.00      N/A
Other expenses                               4.01       5.40     6.54      N/A
Total annual fund operating expenses         6.11       7.40     8.09      N/A
Fee waiver and/or expense reimbursement5   (2.95)     (4.39)   (5.59)      N/A
Net Expenses                                 3.16       3.01     2.50      N/A

CLASS C  CSIF                               CSIF       CSIF Capital
Shareholder fees                        Balanced9  Mn. Indx1  Equity9  Accum.9
Maximum sales charge (load)
     imposed on purchases
     (as a percentage of offering price)     None       None     None     None
Maximum deferred sales charge (load)          1%8        1%8      1%8      1%8
     (as a percentage of purchase or
     redemption proceeds, whichever is lower)
Maximum account fee                                        3

Annual fund operating expenses
Management fees                               .70        .75      .70      .90
Distribution and service (12b-1) fees        1.00       1.00     1.00     1.00
Other expenses                                .62       3.07      .62      .75
Total annual fund operating expenses         2.32       4.82     2.32     2.65
Fee waiver and/or expense reimbursement5        -     (2.32)        -        -
Net Expenses                                 2.32       2.50     2.32     2.65

CLASS C  CWVF                                New       CSIF    CSIF
Shareholder fees                         Int Eq.   Vision10    Bond Mon. Mkt.
Maximum sales charge (load)
     imposed on purchases
     (as a percentage of offering price)     None       None     None      N/A
Maximum deferred sales charge (load)          1%8        1%8      1%8      N/A
     (as a percentage of purchase or
     redemption proceeds, whichever is lower)
Maximum account fee

Annual fund operating expenses
Management fees                              1.10       1.00      .55      N/A
Distribution and service (12b-1) fees        1.00       1.00     1.00      N/A
Other expenses                                .81        .93     5.36      N/A
Total annual fund operating expenses         2.91       2.93     6.91      N/A
Fee waiver and/or expense reimbursement5        -          -   (4.41)      N/A
Net Expenses                                 2.91       2.93     2.50      N/A

Explanation of Fees and Expenses Table

1 Expenses are based on estimates for the current fiscal year.
2 Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 1.0% contingent deferred sales charge on shares redeemed within 1 year of purchase. (See "How to Buy Shares - Class A)
3 For each account with a balance of less than $5000 (less than $1000 for IRAs), the Fund charges a monthly account maintenance fee of $1.00.
4 For each account with a balance of less than $1000, the Fund charges a monthly account maintenance fee of $3.00.
5 CAMCO has agreed to waive fees and or reimburse expenses (net of any expense offset arrangements) for certain of the Funds through December 31, 1999: CSIF Money Market, CSIF Balanced (Class B), CSIF Equity (Class B), CSIF Bond (Class B and C), CSIF Managed Index (Class A, B and C), CWVF International Equity (Class B) Capital Accumulation (Class B), and New Vision (Class B). The contractual expense cap is shown as "Net Expenses", this is the maximum amount that may be charged to the Funds for this period.
6 A contingent deferred sales charge is imposed on the proceeds of Class B shares redeemed within 6 years, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 5% in the first year that shares are held, to 4% in the second and third year, 3% in the fourth year, 2% in the fifth year, and 1% in the sixth year. There is no charge on redemptions of Class B shares held for more than six years. See "Calculation of Contingent Deferred Sales Charge" 7 A contingent deferred sales charge is imposed on the proceeds of Class B shares of CSIF Bond redeemed within 4 years, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 4% in the first year that shares are held, to 3% in the second, 2% in the third year, and 1% in the fourth year. There is no charge on redemptions of Class B shares held for more than four years. See "Calculation of Contingent Deferred Sales Charge"
8 A contingent deferred sales charge is imposed on the proceeds of Class C shares redeemed within one year. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. See "Calculation of Contingent Deferred Sales Charge"
9 The Management fees for CSIF Balanced, CSIF Equity, and Calvert Capital Accumulation have been restated to reflect changes approved by shareholders in early 1999.

See "About Calvert Group - Advisory Fees".
10 Expenses for New Vision Small Cap have been restated to reflect expenses expected to be incurred in 1999.

Annual Fund Operating Expenses
Expenses are based on expenses for the Fund's most recent fiscal year, unless otherwise indicated. Management fees include the Subadvisory fees paid by the Advisor ("CAMCO") to the Subadvisors, and, if applicable, the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of CAMCO.

Each Fund's Rule 12b-1 fees include an asset-based sales charge. Thus, long-term shareholders in a Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD").

Example
This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:
          You invest $10,000 in the Fund for the time periods indicated; Your investment has a 5% return each year; and The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of                      Class B      Class B      Class C      Class C
Years Investment                 (with          (no        (with          (no
is Held           Class A     redemp.)     redemp.)     redemp.)     redemp.)
CSIF Balanced
1                     591          753          253          335          235
3                     838        1,414        1,014          724          724
5                   1,103        1,994        1,794        1,240        1,240
10                  1,860        3,286        3,286        2,656        2,656

CSIF Managed Index
1                     596          753          253          353          253
3                     976        1,796        1,396        1,243        1,243
5                   1,379        2,725        2,525        2,236        2,236
10                  2,504        4,570        4,570        4,736        4,736

CSIF Equity
1                     601          759          259          335          235
3                     868        1,431        1,031          724          724
5                   1,154        2,023        1,823        1,240        1,240
10                  1,968        3,351        3,351        2,656        2,656

Capital Accumulation
1                     645          819          319          368          268
3                   1,003        1,427        1,027          823          823
5                   1,384        1,957        1,757        1,405        1,405
10                  2,450        3,309        3,309        2,983        2,983

CWVF International Equity
1                     655          819          319          394          294
3                   1,032        1,950        1,550          901          901
5                   1,433        2,953        2,753        1,533        1,533
10                  2,551        4,870        4,870        3,233        3,233

Calvert New Vision Small Cap
1                     659          804          304          396          296
3                   1,044        2,177        1,777          907          907
5                   1,453        3,381        3,181        1,543        1,543
10                  2,592        5,500        5,500        3,252        3,252

CSIF Bond
1                     486          653          253          353          253
3                     721        2,061        1,861        1,643        1,643
5                     974        3,371        3,371        2,980        2,980
10                  1,698        4,518        4,518        6,105        6,105

CSIF Money Market
1                      91          N/A          N/A          N/A          N/A
3                     295          N/A          N/A          N/A          N/A
5                     515          N/A          N/A          N/A          N/A
10                  1,150          N/A          N/A          N/A          N/A

PRINCIPAL INVESTMENT PRACTICES AND RISKS

The most concise description of each Fund's principal investment strategies and associated risks is under the earlier summary for each Fund. The Funds are also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques, summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment practices listed, the table below shows each Fund's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table
@        Fund currently uses
0        Permitted, but not typically used
         (% of assets allowable, if restricted)
--       Not permitted
xN       Allowed up to x% of fund's net assets
xT       Allowed up to x% of Fund's total assets
NA       Not applicable to this type of fund

Column 1 = Explanation of Practice
Column 2 = CSIF Balanced
Column 3 = CSIF Managed Index
Column 4 = CSIF Equity
Column 5 = Capital Accumulation
Column 2 = CWVF International Equity
Column 7 = Calvert New Vision Small Cap
Column 8 = CSIF Bond
Column 9 = CSIF Money Market

Investment Practices
-------------------------------------------------------------------------------
Column 1              2      3      4      5      6      7      8      9

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Active Trading        @      0      0      0      0      0      @      NA
Strategy/Turnover
involves selling a
security soon after
purchase. An active
trading strategy
causes a fund to have
higher portfolio
turnover compared to
other funds and
higher transaction
costs, such as
commissions and
custodian and
settlement fees, and
may increase a Fund's
tax liability. Risks:
Opportunity, Market
and Transaction.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Temporary Defensive
Positions.            0      0      0      0      0      0      0      NA
During adverse               (35T)                       (35T)
market, economic or
political conditions,
the Fund may depart
from its principal
investment strategies
by increasing its
investment in U.S.
government securities
and other short-term
interest-bearing
securities. During
times of any
temporary defensive
positions, a Fund may
not be able to
achieve its
investment objective
Risks: Opportunity.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Conventional
Securities            25N    --     25N    @      25N    15T1   25N    NA
Foreign Securities.
Securities issued by
companies located
outside the U.S.
and/or traded
primarily on a
foreign exchange.
Risks: Market,
Currency,
Transaction,
Liquidity,
Information and
Political.
-------------------------------------------------------------------------------

1 New Vision may invest only in American Depositary Receipts (ADRs) - dollar-denominated receipts representing shares of a foreign issuer. ADRs are traded on U.S. exchanges. See the SAI.

-------------------------------------------------------------------------------
Column 1              2      3      4      5      6      7      8      9

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Small Cap Stocks.
Investing in small    0      NA     0      0      0      @      NA     NA
companies involves
greater risk than
with more established
companies. Small cap
stock prices are more
volatile and the
companies often have
limited product
lines, markets,
financial resources,
and management
experience. Risks:
Market, Liquidity and
Information.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Investment grade
bonds. Bonds rated    @      Na     0      0      0      0      @      NA
BBB/Baa or higher or
comparable unrated
bonds. Risks:
Interest Rate, Market
and Credit.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Below-investment      20N3   NA     20N3   10N3   5N3    5N3    20T3   NA
grade bonds. Bonds
rated below BBB/Baa
or comparable unrated
bonds are considered
junk bonds. They are
subject to greater
credit risk than
investment grade
bonds. Risks: Credit,
Market, Interest
Rate, Liquidity and
Information.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Unrated debt          @      NA     0      0      0      0      @      @2
securities. Bonds
that have not been
rated by a recognized
rating agency; the
Advisor has
determined the credit
quality based on its
own research. Risks:
Credit, Market,
Interest Rate,
Liquidity and
Information.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Illiquid securities.
Securities which      15N    15N    15N    15N    15N    15N    15N    10N
cannot be readily
sold because there is
no active market.
Risks: Liquidity,
Market and
Transaction.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Unleveraged
derivative securities @      NA     0      0      0      0      @      @4
Asset-backed
securities.
Securities are backed
by unsecured debt,
such as credit card
debt. These
securities are often
guaranteed or
over-collateralized
to enhance their
credit quality.
Risks: Credit,
Interest Rate and
Liquidity.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Mortgage-backed
securities.           @      NA     0      0      0      0      @      05
Securities are backed
by pools of
mortgages, including
passthrough
certificates, and
other senior classes
of collateralized
mortgage obligations
(CMOs). Risks:
Credit, Extension,
Prepayment, Liquidity
and Interest Rate.

-------------------------------------------------------------------------------

2 Must be money-market eligible under SEC Rule 2a-7.
3 Excludes any high social impact investments.
4 Must be money-market eligible under SEC Rule 2a-7.
5 Must be money-market eligible under SEC Rule 2a-7.

-------------------------------------------------------------------------------
Column 1              2      3      4      5      6      7      8      9

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Unleveraged
derivative
securities, (con't.)
Participation         0      NA     0      0      0      0      0      06
interests. Securities
representing an
interest in another
security or in bank
loans. Risks: Credit,
Interest Rate and
Liquidity.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Leveraged derivative
instruments Currency
contracts. Contracts  0      NA     0      5T     5T     - -    0      NA
involving the right
or obligation to buy
or sell a given
amount of foreign
currency at a
specified price and
future date. Risks:
Currency, Leverage,
Correlation,
Liquidity and
Opportunity.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Options on securities
and indices.          5T7    5T7    5T7    5T7    5T7    5T7    5T7    NA
Contracts giving the
holder the right but
not the obligation to
purchase or sell a
security (or the cash
value, in the case of
an option on an
index) at a specified
price within a
specified time. In
the case of selling
(writing) options,
the Funds will write
call options only if
they already own the
security (if it is
"covered"). Risks:
Interest Rate,
Currency, Market,
Leverage,
Correlation,
Liquidity, Credit and
Opportunity.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Futures contract.     0      0      0      0      0      0      0      NA
Agreement to buy or   5N     5N     5N     5N     5N     5N     5N
sell a specific
amount of a commodity
or financial
instrument at a
particular price on a
specific future date.
Risks: Interest Rate,
Currency, Market,
Leverage,
Correlation,
Liquidity and
Opportunity.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Structured securities
Indexed and/or
leveraged             0      NA     NA     NA     0      NA     0      NA
mortgage-backed and
other debt
securities, including
principal-only and
interest-only
securities, leveraged
floating rate
securities, and
others. These
securities tend to be
highly sensitive to
interest rate
movements and their
performance may not
correlate to these
movements in a
conventional fashion.
Risks: Credit,
Interest Rate,
Extension,
Prepayment, Market,
Leverage, Liquidity
and Correlation.
-------------------------------------------------------------------------------

6 Must be money-market eligible under SEC Rule 2a-7.
7 Based on net premium payments.

The Funds have additional investment policies and restrictions that are not principal to their investment strategies (for example, repurchase agreements, real estate investment trusts, borrowing, pledging, and reverse repurchase agreements, securities lending, when-issued securities and short sales.) These policies and restrictions are discussed in the SAI.

Types of Investment Risk

Correlation risk
This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk
Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk
The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk
The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk
The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk
The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk
The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Management risk
The risk that a Fund's portfolio management practices might not work to achieve their desired result.

Market risk
The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk
The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk
The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk
The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current, market rate which may be lower.

Transaction risk
The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

INVESTMENT SELECTION PROCESS
Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for a Fund are first selected for financial soundness and then evaluated according to that Fund's social criteria. To the greatest extent possible, Calvert Social Investment Fund (CSIF) and Calvert World Values International Equity Fund (CWVF) seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for all Funds must meet the minimum standards for all its financial and social criteria.

Although each Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, CAMCO and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund's investment and social objectives.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Funds invest in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.


Each Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by CAMCO and the Subadvisors. All social criteria may be changed by the Board of Trustees/Directors without shareholder approval.

Calvert Social Investment Fund
CSIF seeks to invest in companies that:

      Deliver safe products and services in ways that sustain our natural environment. For example, CSIF looks for companies that produce energy from renewable resources, while avoiding consistent polluters.


      Manage with participation throughout the organization in defining and achieving objectives. For example, CSIF looks for companies that offer employee stock ownership or profit-sharing plans.

      Negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the EEOC, and provide opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, CSIF considers both unionized and non-union firms with good labor relations.

      Foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized. For example, CSIF looks for companies with an above average commitment to community affairs and charitable giving.

CSIF will not invest in companies that the Advisor determines to be significantly engaged in:

      Production, or the manufacture of equipment, to produce nuclear energy

      Business activities in support of repressive regimes

      Manufacture of weapon systems

      Manufacture of alcoholic beverages or tobacco products

      Operation of gambling casinos

With respect to U.S. government securities, CSIF invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further or are compatible with CSIF's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

Calvert International Equity Fund

The spirit of Calvert World Values International Equity Fund's social criteria is similar to CSIF, but the application of the social analysis is significantly different. International investing brings unique challenges in terms of corporate disclosure, regulatory structures, environmental standards, and differing national and cultural priorities. Due to these factors, the CWVF social investment standards are less stringent than those of CSIF.

CWVF seeks to invest in companies that:

      Achieve excellence in environmental management. We select investments that take positive steps toward preserving and enhancing our natural environment through their operations and products. We avoid companies with poor environmental records.

      Have positive labor practices. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria. We seek to invest in companies that hire and promote women and ethnic minorities; respect the right to form unions; comply, at a minimum, with domestic hour and wage laws; and provide good health and safety standards. We avoid companies that demonstrate a pattern of engaging in forced, compulsory, or child labor.

CWVF avoids investing in companies that:

      Contribute to human rights abuses in other countries1

      Produce nuclear power or nuclear weapons, or have more than 10% of revenues derived from the production or sale of weapons systems

      Derive more than 10% of revenues from the production of alcohol or tobacco products, but actively seeks to invest in companies whose products or services improve the quality of or access to health care, including public health and preventative medicine

1 CWVF may invest in companies that operate in countries with poor human rights records if we believe the companies are making a positive contribution.

Calvert Capital Accumulation Fund
Calvert New Vision Small Cap Fund

The Funds carefully review company policies and behavior regarding social issues important to quality of life such as:

      environment
      employee relations
      product criteria
      weapons systems
      nuclear energy
      human rights

Both Funds will avoid investing in companies that have:

      Significant or historical patterns of violating environmental regulations, or otherwise have an egregious environmental record

      Significant or historical patterns of discrimination against employees on the basis of race, gender, religion, age, disability or sexual orientation, or that have major labor-management disputes

      Nuclear power plant operators and owners, or manufacturers of key components in the nuclear power process

      Significantly engaged in weapons production (including weapons systems contractors and major nuclear weapons systems contractors)

      Significantly involved in the manufacture of tobacco or alcohol products

      Products or offer services that, under proper use, are considered harmful

The Advisor will seek to review companies' overseas operations consistent with the social criteria stated above.

While Capital Accumulation and New Vision may invest in companies that exhibit positive social characteristics, they make no explicit claims to seek out companies with such practices.

High Social Impact Investments - CSIF Balanced, Bond and Equity, Calvert World Values International Equity, Capital Accumulation and New Vision Small Cap


High Social Impact Investments is a program that targets a percentage of the Fund's assets (up to 1% for each of CSIF Balanced, CSIF Equity and CSIF Bond and New Vision and up to 3% for each of CWVF International Equity and Capital Accumulation) to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, they have a significant social return by making a tremendous difference in our local communities. High Social Impact Investments are valued under the direction and control of the Fund's Board. The program is administered by the Calvert Social Investment Foundation, which may receive a fee from the Fund.

The Funds have received an exemptive order to permit them to invest those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes from the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from Calvert Group, organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities.

Special Equities
CSIF Balanced and Calvert World Values International Equity

CSIF Balanced and CWVF International Equity each have a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. The investments are generally venture capital investments in small, untried enterprises. The Special Equities Committee of each Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk - they are subject to liquidity, information, and if a debt investment, credit risk. Special Equities are valued under the direction and control of the Fund's Board.

About Calvert Group
Calvert Asset Management Company, Inc. (4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814) ("CAMCO") is the Funds' investment advisor and provides day-to-day investment management services to the Funds. It has been managing mutual funds since 1976. CAMCO is the investment advisor for over 25 mutual funds, including the first and largest family of socially screened funds. As of December 31, 1998, CAMCO had $6 billion in assets under management.

CAMCO uses a team approach to its management of CSIF Bond (since February
1997) and the fixed-income assets of CSIF Balanced Portfolio (June 1995). Reno
J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the management of all Calvert Funds for CAMCO. Mr. Martini has over 18 years of experience in the investment industry and has been the head of CAMCO's asset management team since 1985.

Subadvisors and Portfolio Managers
Brown Capital Management, Inc., 809 Cathedral Street, Baltimore, Maryland, has managed part of the equity investments of CSIF Balanced since 1996, and Capital Accumulation since 1994. In 1997, Brown Capital became the sole Subadvisor for Capital Accumulation. It uses a bottom-up approach that incorporates growth-adjusted price earnings, concentrating on mid-/large-cap growth stocks.

Eddie C. Brown, founder and President of Brown Capital Management, Inc., heads the portfolio management team for Capital Accumulation and Brown Capital's portion of CSIF Balanced. He brings over 24 years of management experience to the Funds, and has held positions with T. Rowe Price Associates and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.

NCM Capital Management Group, Inc., 103 West Main Street, Durham, NC 27701, has managed part of the equity investments of CSIF Balanced since 1995. NCM is one of the largest minority-owned investment management firms in the country and provides products in equity fixed income and balanced portfolio management. It is also one of the industry leaders in the employment and training of minority and women investment professionals.

NCM's portfolio management team consists of several members, headed by Maceo
K. Sloan. Mr. Sloan has more than 12 years of experience in the investment industry, and is a frequent panelist on Wall Street Week with Louis Rukeyser.

State Street Global Advisors (SSgA); 225 Franklin St., Boston, MA, was established in 1978 as an investment management division of the State Street Bank and Trust Company. SSgA is a pioneer in the development of domestic and international index funds, and has managed CSIF Managed Index since its inception.

SSgA's portfolio management team consists of several members, headed by Arlene Rockefeller. She joined SSgA in 1982, with 10 years experience in investment computer systems. Ms. Rockefeller is currently director of SSgA's Global Equity Group. She manages a variety of SSgA's equity and tax-free funds.

Atlanta Capital Management Company, L.L.C.; Two Midtown Plaza, Suite 1600, 1360 Peachtree Street, Atlanta, GA 30309 has managed CSIF Equity since September 1998.

Daniel W. Boone, III, C.F.A. heads the Atlanta portfolio management team for CSIF Equity. He is a senior Partner and senior investment professional for Atlanta Capital. He has been with the firm since 1976. He specializes in equity portfolio management and research. Before joining the firm, he held positions with the international firm of Lazard, Freres in New York, and Wellington Management Company. Mr. Boone has earned a MBA from the Wharton School of University of Pennsylvania, where he graduated with distinction, and a B.A. from Davidson College.

Murray Johnstone International, Ltd.; 875 North Michigan Ave., Suite 3415, Chicago, IL 60611. The firm has managed Calvert World Values International Equity Fund since its inception.

Andrew Preston heads the portfolio management team for International Equity. He joined Murray Johnstone International in 1985, and has held positions as investment analyst in the United Kingdom and U.S. Department, and Fund Manager in the Japanese Department. He was appointed director of the company in 1993. Prior to joining Murray Johnstone, he was a member of the Australian Foreign Service and attended University in Australia and Japan.

Awad Asset Management, Inc. (Awad); 250 Park Avenue, New York, NY 10177, a subsidiary of Raymond James & Associates, has managed the New Vision Small Cap Fund since 1997. The firm specializes in the management of small-capitalization growth stocks. They emphasize a growth-at-a-reasonable-price investment philosophy.

James Awad, President of Awad, founded the firm in 1992. He heads the portfolio management team for New Vision Small Cap. Mr. Awad has more than 30 years experience in the investment business, holding positions with firms such as Neuberger & Berman and First Investors Corporation.

Each of the Funds has obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Trustees/Directors, to enter into and materially amend contracts with the Fund's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The following table shows the aggregate annual advisory fee paid to CAMCO by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets .

Fund                                     Advisory Fee
CSIF Balanced                              0.62% 2, 5
CSIF Managed Index                         0.60% 3, 4
CSIF Equity                                0.56% 2, 5
CSIF Bond                                  0.55% 1, 2
CSIF Money Market                             0.50% 2
CWVF International Equity                     1.00% 2
Capital Accumulation                       0.79% 2, 5
New Vision Small Cap                          0.90% 2

1 CAMCO waived part of its advisory fee for CSIF Bond. The full contractual rate CSIF Bond was obligated to pay CAMCO for fiscal year 1998 was 0.65%.

2 These advisory agreements were changed by a vote of shareholders in February 1999. The new advisory fee is: CSIF Balanced, 0.425% of the first $500 million of average daily net assets, 0.40% of the next $500 million, and 0.375% of such assets over $1 billion; CSIF Equity, 0.50%; CSIF Bond, 0.35%; CSIF Money Market, 0.30%; CWVF International Equity, 0.75% of the first $250 million of average daily net assets, 0.725% of the next $250 million, and 0.675% of such assets over $500 million; Capital Accumulation, 0.65%; and New Vision Small Cap, 0.75%. The new advisory fee for each Fund, when added to the new administrative services fee, , paid to the Advisor's affiliate, equals the old advisory fee.

3 CSIF Managed Index has not had a full year of operations. Its advisory agreement provides for a fee of 0.60% of the Portfolio's first $500 million of average daily net assets and 0.55% of any such assets over $500 million.

4 CSIF Managed Index has a recapture provision under which CAMCO may elect to recapture from the Fund in a later year any fees CAMCO waives or expenses it assumes, subject to certain limitations.

A Word About the Year 2000 (Y2K) and Our Computer Systems

Like other mutual funds, CAMCO and its service providers use computer systems for all aspects of our business -- processing shareholder and fund transactions, fund accounting, executing trades, and pricing securities just to name a few. Many current software programs cannot distinguish between the year 2000 and the year 1900. This can cause problems with retirement plan distributions, dividend payment software, transaction software, and numerous other areas that could impact the Funds. Calvert Group has been reviewing all of its computer systems for Y2K compliance. Although, at this time, there can be no assurance that there will be no negative impact on the Funds, the Advisor, the underwriter, transfer agent and custodian have advised the Funds that they have been actively working on any necessary changes to their computer systems to prepare for Y2K and expect that their systems, and those of their outside service providers, will be adapted in time for that event. For more information, please visit our website at www.calvertgroup.com

HOW TO BUY SHARES

Getting Started - Before You Open an Account
You have a few decisions to make before you open an account in a mutual fund.

First, decide which fund or funds best suits your needs and your goals.

Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional, Education and Roth IRAs, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, 403(b)(7) accounts, and several other types of accounts. Minimum investments are lower for the retirement plans.

Then decide which class of shares is best for you.

You should make this decision carefully, based on:
          the amount you wish to invest;
          the length of time you plan to keep the investment; and the Class expenses.

Choosing a Share Class

CSIF Money Market offers only one class of shares, which is sold without a sales charge. The other Funds in this prospectus offer three different Classes (Class A, B, or C). This chart shows the difference in the Classes and the general types of investors who may be interested in each Class:

Class A: Front-End Sales    Class B: Deferred Sales   Class C: Deferred Sales
Charge                      Charge for 6 years (4     Charge for 1 year
                            years for CSIF Bond)

For all investors,          For investors who plan    For investors who are
particularly those          to hold the shares at     investing for at least
investing a substantial     least 6 years (4 for      one year, but less than
amount who plan to hold     CSIF Bond). The           six years. The expenses
the shares for a long       expenses of this class    of this Class are
period of time.             are higher than Class     higher than Class A,
                            A, because of the 12b-1   because of the 12b-1
                            fee.                      fee.

Sales charge on each        No sales charge on each   No sales charge on each
purchase of 4.75% or less   purchase, but if you      purchase, but if you
(3.75% or less for CSIF     sell your shares within   sell shares within 1
Bond), depending on the     6 years, you will pay a   year, then you will pay
amount you invest.          deferred sales charge     a deferred sales charge
                            of 5% or less on shares   of 1% at that time.
                            you sell (4% or less on
                            shares of CSIF Bond you
                            sell within 4 years of
                            purchase).

Class A shares have an      Class B shares have an    Class C shares have an
annual 12b-1 fee of up to   annual 12b-1 fee of       annual 12b-1 fee of
0.35%.                      1.00%.                    1.00%.

Class A shares have lower   Your shares will          Class C shares have
annual expenses due to a    automatically convert     higher annual expenses
lower 12b-1 fee.            to Class A shares after   than Class A and there
                            8 years (6 years for      is no automatic
                            CSIF Bond), reducing      conversion to Class A.
                            your future annual
                            expenses.

Purchases of Class A        If you are investing      If you are investing
shares at NAV for           more than $250,000, you   more than $100,000, you
accounts with $1,000,000    should consider           should invest in Class
or more will be subject     investing in Class A or   A.
to a 1.0% deferred sales    C.
charge for 1 year.

Class A
If you choose Class A, you will pay a sales charge at the time of each purchase. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term "offering price" includes the front-end sales charge. If you invest more, the sales charge will be lower. For example, if you invest more than $50,000, or if your cumulative purchases or the value in your account is more than $50,000,4 then the sales charge is reduced to 3.75%.

CSIF Balanced, CSIF Managed Index, CSIF Equity, Capital Accumulation, CWVF International Equity, and Calvert New Vision Small Cap:
Your investment in                    Sales Charge %        % of Amt.
Class A shares                        of offering price     Invested
Less than $50,000                         4.75%               4.99%
$50,000 but not less than $100,000        3.75%               3.90%
$100,000 but not less than $250,000       2.75%               2.83%
$250,000 but not less than $500,000       1.75%               1.78%
$500,000 but not less than $1,000,000     1.00%               1.01%
$1,000,000 and over                       None*               None*

CSIF Bond
Your investment in                    Sales Charge %        % of Amt.
Class A shares                        of offering price     Invested
Less than $50,000                         3.75%               3.90%
$50,000 but not less than $100,000        3.00%               3.09%
$100,000 but not less than $250,000       2.25%               2.30%
$250,000 but not less than $500,000       1.75%               1.78%
$500,000 but not less than $1,000,000     1.00%               1.01%
$1,000,000 and over                       None*               None*

4 This is called "Rights of Accumulation." The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the higher of cost or current value of shares you have previously purchased in Calvert Group Funds that impose sales charges. This automatically applies to your account for each new purchase of Class A shares.

* Purchases of Class A shares at NAV for accounts with $1,000,000 or more are subject to a one year CDSC of 1.00%. See the "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges."

The Class A front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of registered investment advisers. For details on these and other purchases that may qualify for a reduced sales charge, see Exhibit A.

Class B
If you choose Class B, there is no front-end sales charge like Class A, but if you sell the shares within the first 6 years (or 4 years for CSIF Bond), you will have to pay a "contingent deferred" sales charge ("CDSC"). This means that you do not have to pay the sales charge unless you sell your shares within the first 6 years after purchase (or 4 years for CSIF Bond). Keep in mind that the longer you hold the shares, the less you will have to pay in deferred sales charges.

--------------------------- ---------------------------------- -----------
                            CSIF Balanced
                            CSIF Equity
                            CSIF Managed Index
                            CWVF International Equity
                            Capital Accumulation               CSIF Bond
Time Since Purchase         New Vision Small Cap

--------------------------- ---------------------------------- -----------
                            ---------------------------------- -----------
                            CDSC %                             CDSC %
--------------------------- ---------------------------------- -----------
--------------------------- ---------------------------------- -----------
1st year                    5%                                 4%
--------------------------- ---------------------------------- -----------
--------------------------- ---------------------------------- -----------
2nd year                    4%                                 3%
--------------------------- ---------------------------------- -----------
--------------------------- ---------------------------------- -----------
3rd year                    4%                                 2%
--------------------------- ---------------------------------- -----------
--------------------------- ---------------------------------- -----------
4th year                    3%                                 1%
--------------------------- ---------------------------------- -----------
--------------------------- ---------------------------------- -----------
5th year                    2%                                 None
--------------------------- ---------------------------------- -----------
--------------------------- ---------------------------------- -----------
6th year                    1%                                 None
--------------------------- ---------------------------------- -----------
--------------------------- ---------------------------------- -----------
After 6 years               None                               None
--------------------------- ---------------------------------- -----------

Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges The CDSC will not be charged on shares you received as dividends or from capital gains distributions or on any capital appreciation (gain in the value) of shares that are sold.

Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. For example, if you invested $5,000 in CSIF Equity Class B shares three years ago, and it is now worth $5,750, the CDSC will be calculated by taking the lesser of the two values ($5,000), and multiplying it by 4%, for a CDSC of $200. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.

The CDSC on Class B Shares will be waived in the following circumstances:

      Redemption upon the death or disability of the shareholder, plan participant, or beneficiary.1
      Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older.2
      The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the
     Internal Revenue Code.
      Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees/Directors.
      A single annual withdrawal under a systematic withdrawal plan of up to 10% per year of the shareholder's account balance.3

Class C
If you choose Class C, there is no front-end sales charge like Class A, but if you sell the shares within the first year, you will have to pay a 1% CDSC. Class C may be a good choice for you if you plan to buy shares and hold them for at least 1 year, but not more than five or six years.

Distribution and Service Fees
Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to persons (such as your financial professional) for services provided to shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see Exhibit B for more service fee information.

1 "Disability" means a total disability as evidenced by a determination by the federal Social Security Administration.
2 The maximum amount subject to this waiver is based only upon the shareholder's Calvert Group retirement accounts.
3 This systematic withdrawal plan requires a minimum account balance of $50,000 to be established.

The table below shows the maximum annual percentage payable under the distribution plan, and the amount actually paid by each Fund for the most recent fiscal year. The fees are based on average daily net assets of the particular Class.

Maximum Payable under Plan/Amount Actually Paid

CSIF Money Market               0.25%/0.00%

                                 Class A           Class B         Class C

CSIF Balanced                   0.35%/0.24%       1.00%/1.00%     1.00%/1.00%
CSIF Bond                       0.35%/0.20%       1.00%/1.00%     1.00%/1.00%
CSIF Equity                     0.35%/0.23%       1.00%/1.00%     1.00%/1.00%
CSIF Managed Index             0.25%/ 0.25%       1.00%/1.00%     1.00%/1.00%
CWVF International Equity       0.35%/0.25%       1.00%/1.00%     1.00%/1.00%
Capital Accumulation            0.35%/0.35%       1.00%/1.00%     1.00%/1.00%
New Vision Small Cap            0.25%/0.25%       1.00%/1.00%     1.00%/1.00%

NEXT STEP - ACCOUNT APPLICATION

Complete and sign an application for each new account. When multiple classes of shares are offered, please specify which class you wish to purchase. For more information, contact your broker or our shareholder services department at 800-368-2748.

Minimum To Open an Account                  Minimum additional
                                            investments -$250
CSIF Money Market            $1,000
CSIF Balanced                $1,000
CSIF Bond                    $1,000
CSIF Equity                  $1,000

CSIF Managed Index           $5,000

CWVF International Equity    $2,000
Capital Accumulation         $2,000
New Vision Small Cap         $2,000

Please make your check payable
to the Fund and mail it to:
                           New Accounts              Subsequent Investments
                           (include application)     (include investment slip)
                           Calvert Group             Calvert Group
                           P.O. Box 419544           P.O. Box 419739
                           Kansas, City MO           Kansas City, MO
                           64141-6544                64141-6739

By Registered,                      Calvert Group
Certified, or                       c/o NFDS,
Overnight Mail                      330 West 9th St.,
                                    Kansas City, MO 64105-1807

At the Calvert Office               Visit the Calvert Office to make
                                    investments by check. See the back
                                    cover page for the address.

IMPORTANT - HOW SHARES ARE PRICED
The price of shares is based on each Fund's net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

Portfolio securities and other assets are valued based on market quotations, except that securities maturing within 60 days are valued at amortized cost. CSIF Money Market is valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1 per share. If market quotations are not readily available, securities are valued by a method that the Fund's Board of Trustees/Directors believes accurately reflects fair value.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). Each Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but purchases cannot be made due to the closure of the banking system.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

WHEN YOUR ACCOUNT WILL BE CREDITED
Your purchase will be processed at the next NAV calculated after your order is received in good order. All of your purchases must be made in US dollars.

No cash will be accepted. No credit card or credit loan checks will be accepted. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. As a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. If your check does not clear your bank, your purchase will be canceled and you will be charged a $10 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

CSIF Money Market
Your purchase will be credited at the net asset value calculated after your order is received and accepted. If the Transfer Agent receives your wire purchase by 5 p.m. ET, your account will begin earning dividends on the next business day. Exchanges begin earning dividends the next business day after the exchange request is received by mail or telephone. Purchases received by check will begin earning dividends the next business day after they are credited to the account.

OTHER CALVERT GROUP FEATURES

CALVERT INFORMATION NETWORK
For 24 hour performance and account information call 800-368-2745 or visit http://www.calvertgroup.com
You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

ACCOUNT SERVICES
By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, a signature guarantee to verify your signature may be obtained from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

CALVERT MONEY CONTROLLER
Calvert Money Controller allows you to purchase or sell shares by electronic funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before redemption requests will be honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. Calvert Money Controller transactions returned for insufficient funds will incur A $25 charge.

TELEPHONE TRANSACTIONS
You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for most transactions; please review this statement and verify the accuracy of your transaction immediately.

EXCHANGES
Calvert Group offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:
Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares may only be exchanged for shares of the same class of another Calvert
Fund.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Shareholders (and those managing multiple accounts) who make two purchases and two redemptions of shares of the same Fund during any six-month period will be given written notice and may be prohibited from placing additional investments. This policy does not prohibit a shareholder from redeeming shares of any Fund, and does not apply to trades solely between money market funds.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

COMBINED GENERAL MAILINGS (Householding)
Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. You may request further grouping of accounts to receive fewer mailings. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

SPECIAL SERVICES AND CHARGES
Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25.

If you are purchasing shares through a program of services offered by a broker/dealer or financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

MINIMUM ACCOUNT BALANCE
Please maintain a balance in each of your Fund accounts of at least $1,000 per class ($5,000 for the CSIF Managed Index). If the balance in your account falls below the minimum during a month, a fee of may be charged to your account (CSIF Money Market, $3.00/month, and CSIF Managed Index, $1.00/month). If the balance in your account falls below the minimum during a month, your account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum, and will be closed if the balance is not brought up to the required minimum amount within 30 days.

DIVIDENDS, CAPITAL GAINS AND TAXES

Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes; dividend payments are anticipated to be generally higher for Class A shares.

CSIF Money Market                       Accrued daily, paid monthly
CSIF Bond                               Paid monthly
CSIF Balanced                           Paid quarterly
CSIF Equity                             Paid annually
CSIF Managed Index                      Paid annually
CWVF International Equity               Paid annually
Capital Accumulation                    Paid annually
New Vision Small Cap                    Paid annually

Dividend payment options
Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions from any Calvert Group Fund may be automatically invested in an identically registered account in any other Calvert Group Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Funds in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the US Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Buying a Dividend (Not Applicable to Money Market Funds)
At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes
In January, each Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

For Non-Money Market Funds
You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, these Funds will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information
In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from US government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number
If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 31% of your reportable dividends, and possibly 31% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert Group reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day your Fund is open for business, provided the amount requested is not on hold. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemptions proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected. Drafts written on CSIF Money Market during the hold period will be returned for uncollected funds.
Your shares will be redeemed at the next NAV calculated after your redemption request is received (less any applicable CDSC). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call. The Funds have the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be made due to the closure of the banking system.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone
You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred or wired to a bank you have previously authorized. A charge of $5 may be imposed on wire transfers of less than $1,000.

Written Requests
Calvert Group, P.O. Box 419544, Kansas City, MO 64141-6544
Your letter should include your account number and fund and the number of shares or the dollar amount you are redeeming. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

Draftwriting (CSIF Money Market Portfolio only)
You may redeem shares in your CSIF Money Market Portfolio account by writing a draft for at least $250. If you complete and return the signature card for Draftwriting, the Portfolio will mail bank drafts to you, printed with your name and address. Drafts may not be ordered until your initial purchase has cleared. Calvert will provide printed drafts (checks). You may not print your own. Any customer - printed checks will not be honored and will be returned without notice. CSIF Money Market will charge a service fee for drafts returned for insufficient funds. CSIF Money Market will charge $25 for any stop payment on drafts. As a service to shareholders, shares may be automatically transferred between your Calvert accounts to cover drafts you have written. The signature of only one authorized signer is required to honor a draft.

Systematic Check Redemptions
If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount sent to you on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class B or Class C shares redeemed by Systematic Check Redemption will be subject to the Contingent Deferred Sales Charge.

Corporations and Associations
Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts
Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee's name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)

Through your Dealer
Your dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to Calvert Group and may charge you for services provided.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years (or if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. This information has been audited by PricewaterhouseCoopers LLP whose report, along with a Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Financial Highlights
CSIF Balanced

                                              Years Ended September 30,
Class A Shares                          1998            1997           1996
Net asset value, beginning            $34.88          $31.35         $32.81
Income from investment operations
     Net investment income               .77             .83            .78
     Net realized and unrealized
       gain (loss)                       .92            5.61           2.28
     Total from investment
       operations                       1.69            6.44           3.06
Distributions from
     Net investment income             (.76)           (.81)          (.77)
     Net realized gain                (3.36)          (2.10)         (3.75)
     Total distributions              (4.12)          (2.91)         (4.52)
Total increase (decrease) in
     net asset value                  (2.43)            3.53         (1.46)
Net asset value, ending               $32.45          $34.88         $31.35

Total return*                          5.50%          21.94%         10.27%
Ratios to average net assets:
     Net investment income             2.27%           2.57%          2.58%
     Total expenses +                  1.13%           1.14%          1.28%
     Net expenses                      1.11%           1.12%          1.26%
     Expenses reimbursed                   -               -           .01%
Portfolio turnover                      185%            215%           111%
Net assets, ending (in thousands)   $673,907        $675,306       $594,482
Number of shares outstanding,
     ending (in thousands)            20,768          19,362         18,964

                                              Years Ended September 30,
Class A Shares                                   1995              1994
Net asset value, beginning                     $28.77            $30.85
Income from investment operations
     Net investment income                        .87               .93
     Net realized and unrealized
       gain (loss)                               4.25            (1.83)
     Total from investment operations            5.12             (.90)
Distributions from
     Net investment income                      (.87)             (.95)
     Net realized gain                          (.21)             (.23)
     Total distributions                       (1.08)            (1.18)
Total increase (decrease) in
     net asset value                             4.04            (2.08)
Net asset value, ending                        $32.81            $28.77

Total return*                                  18.21%           (2.95%)
Ratios to average net assets:
     Net investment income                      2.89%             3.14%
     Total expenses +                           1.28%               N/A
     Net expenses                               1.26%             1.24%
     Expenses reimbursed                         .02%                 -
Portfolio turnover                               114%               34%
Net assets, ending (in thousands)            $560,981          $512,027
Number of shares outstanding,
     ending (in thousands)                     17,099            17,800

Financial Highlights
CSIF Balanced

                                           Period Ended
                                   September 30, 1998 #
Class B Shares
Net asset value, beginning                       $34.37
Income from investment operations
     Net investment income                         0.15
     Net realized and unrealized gain (loss)     (1.90)
     Total from investment operations            (1.75)
Distributions from
     Net investment income                       (0.24)
     Net realized gain                                -
     Total distributions                         (0.24)
Total increase (decrease) in net asset value     (1.99)
Net asset value, ending                          $32.38

Total return*                                   (5.10%)
Ratios to average net assets:
     Net investment income                     1.22%(a)
     Total expenses +                          2.43%(a)
     Net expenses                              2.41%(a)
     Expenses reimbursed                       1.16%(a)
Portfolio turnover                                 185%
Net assets, ending (in thousands)                $2,540
Number of shares outstanding,
     ending (in thousands)                           78

Financial Highlights
CSIF Balanced

                                              Years Ended September 30,
Class C Shares                          1998            1997           1996
Net asset value, beginning            $34.52          $31.05         $32.60
Income from investment operations
     Net investment income               .41             .47            .46
     Net realized and unrealized
       gain (loss)                       .89            5.54           2.17
     Total from investment
       operations                       1.30            6.01           2.63
Distributions from
     Net investment income             (.41)           (.44)          (.43)
     Net realized gain                (3.36)          (2.10)         (3.75)
     Total distributions              (3.77)          (2.54)         (4.18)
Total increase (decrease)
 in net asset value                   (2.47)            3.47         (1.55)
Net asset value, ending               $32.05          $34.52         $31.05

Total return*                          4.35%          20.56%          8.85%
Ratios to average net assets:
     Net investment income             1.16%           1.42%          1.34%
     Total expenses +                  2.25%           2.29%          2.52%
     Net expenses                      2.23%           2.27%          2.50%
     Expenses reimbursed                   -               -           .14%
Portfolio turnover                      185%            215%           111%
Net assets, ending (in thousands)    $11,483          $8,898         $6,715
Number of shares outstanding,
     ending (in thousands)               358             258            216

                                              Years Ended September 30,
Class C Shares                                   1995             1994^
Net asset value, beginning                     $28.65            $30.43
Income from investment operations
     Net investment income                        .54               .51
     Net realized and unrealized gain (loss)     4.20            (1.66)
     Total from investment operations            4.74            (1.15)
Distributions from
     Net investment income                      (.58)             (.63)
     Net realized gain                          (.21)                 -
     Total distributions                        (.79)             (.63)
Total increase (decrease) in net asset value     3.95            (1.78)
Net asset value, ending                        $32.60            $28.65

Total return*                                  16.85%           (3.30%)
Ratios to average net assets:
     Net investment income                      1.61%          1.83%(a)
     Total expenses +                           2.51%               N/A
     Net expenses                               2.50%          2.47%(a)
     Expenses reimbursed                         .42%          1.46%(a)
Portfolio turnover                               114%               34%
Net assets, ending (in thousands)              $4,065            $1,893
Number of shares outstanding,
     ending (in thousands)                        125                66

Footnotes for CSIF Balanced Financial Highlights
(a) = Annualized
+ Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
^ From March 1, 1994 inception
# From April 1, 1998 inception

Financial Highlights
Managed Index Portfolio

                                              Class A           Class B
                                               Shares            Shares
                                            Periods Ended September 30,
                                              1998 ##           1998 ##
Net asset value, beginning                     $15.00            $15.00
Income from investment operations
     Net investment income                        .02             (.03)
     Net realized and unrealized gain (loss)   (1.48)            (1.49)
     Total from investment operations          (1.46)            (1.52)
Total increase (decrease) in net asset value   (1.46)            (1.52)
Net asset value, ending                        $13.54            $13.48

Total return*                                 (9.73%)          (10.13%)
Ratios to average net assets:
     Net investment income                    .42%(a)         (.98%)(a)
     Total expenses +                        1.01%(a)          2.56%(a)
     Net expenses                             .95%(a)          2.50%(a)
     Expense reimbursed                       .85%(a)          3.05%(a)
Portfolio turnover                                27%               27%
Net assets, ending (in thousands)              $4,401              $975
Number of shares outstanding,
     ending (in thousands)                        325                72

                                              Class C
                                               Shares
                                         Period Ended
                                        September 30,
                                              1998 ^^
Net asset value, beginning                     $14.52
Income from investment operations
     Net investment income                      (.02)
     Net realized and unrealized gain (loss)    (.98)
     Total from investment operations          (1.00)
Total increase (decrease) in net asset value   (1.00)
Net asset value, ending                        $13.52

Total return*                                 (6.89%)
Ratios to average net assets:
     Net investment income                  (.96%)(a)
     Total expenses +                        2.56%(a)
     Net expenses                            2.50%(a)
     Expenses reimbursed                     2.26%(a)
Portfolio turnover                                27%
Net assets, ending (in thousands)                $397
Number of shares outstanding,
     ending (in thousands)                         29

Footnotes for CSIF Managed Index Financial Highlights
(a) = Annualized
+ Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
^^ From June 1, 1998 inception
## From April 15, 1998 inception

Financial Highlights
Equity Portfolio

                                              Years Ended September 30,
Class A Shares                          1998            1997           1996
Net asset value, beginning            $27.77          $22.54         $21.12
Income from investment operations
     Net investment income             (.04)               -            .03
     Net realized and unrealized
       gain (loss)                    (4.01)            6.73           3.26
Total from investment operations      (4.05)            6.73           3.29
Distributions from
     Net investment income                 -           (.01)          (.06)
     Net realized gain                (3.36)          (1.49)         (1.81)
     Total distributions              (3.36)          (1.50)         (1.87)
Total increase (decrease) in net
       asset value                    (7.41)           $5.23           1.42
Net asset value, ending                20.36          $27.77         $22.54

Total return*                         5.70%)          31.34%         16.62%
Ratios to average net assets:
     Net investment income            (.14%)            .03%           .15%
     Total expenses +                  1.16%           1.21%          1.29%
     Net expenses                      1.07%           1.20%          1.27%
Portfolio turnover                      110%             93%           118%
Net assets, ending (in thousands)   $128,683        $147,002       $101,344
Number of shares outstanding,
     ending (in thousands)             6,320           5,294          4,496

                                              Years Ended September 30,
Class A Shares                                   1995              1994
Net asset value, beginning                     $20.13            $21.43
Income from investment operations
     Net investment income
 .06  .13
     Net realized and unrealized gain (loss)     2.22            (1.04)
     Total from investment operations            2.28             (.91)
Distributions from
     Net investment income                      (.04)             (.28)
     Net realized gain                         (1.25)             (.11)
     Total distributions                       (1.29)             (.39)
Total increase (decrease) in net asset value      .99            (1.30)
Net asset value, ending                        $21.12            $20.13

Total return*                                  12.43%           (4.33%)
Ratios to average net assets:
     Net investment income                       .32%             .65%%
     Total expenses +                           1.38%               N/A
     Net expenses                               1.36%             1.27%
     Portfolio turnover                           35%               94%
Net assets, ending (in thousands)             $90,951           $92,970
Number of shares outstanding,
     ending (in thousands)                      4,307             4,620

Financial Highlights
Equity Portfolio

                                         Period Ended
                                        September 30,
Class B Shares                                 1998 #
Net asset value, beginning                     $26.01
Income from investment operations
     Net investment income                      (.09)
     Net realized and unrealized gain (loss)   (5.66)
     Total from investment operations          (5.75)
Total increase (decrease) in net asset value   (5.75)
Net asset value, ending                        $20.26

Total return*                                (22.11%)
Ratios to average net assets:
     Net investment income                 (1.55%)(a)
     Total expenses +                        3.19%(a)
     Net expenses                            2.56%(a)
     Expenses reimbursed                      .93%(a)
Portfolio turnover                               110%
Net assets, ending (in thousands)              $1,670
Number of shares outstanding,
     ending (in thousands)                         82

Financial Highlights
Equity Portfolio

                                              Years Ended September 30,
Class C Shares                          1998            1997           1996
Net asset value, beginning            $26.37          $21.71         $20.66
Income from investment operations.
     Net investment income (loss)      (.16)           (.05)          (.16)
     Net realized and unrealized
       gain (loss)                    (3.85)            6.21           3.04
     Total from investment operations (4.01)            6.16           2.88
Distributions from
     Net investment income                 -           (.01)          (.02)
     Net realized gain                 3.36)          (1.49)         (1.81)
     Total distributions              (3.36)          (1.50)         (1.83)
Total increase (decrease) in net
       asset value                    (7.37)            4.66           1.05
Net asset value, ending               $19.00          $26.37         $21.71

Total return*                       (16.47%)          29.84%         14.85%
Ratios to average net assets:
     Net investment income (loss)    (1.17%)         (1.08%)        (1.42%)
     Total expenses +                  2.21%           2.31%          2.86%
     Net expenses                      2.09%           2.30%          2.85%
Portfolio turnover                      110%             93%           118%
Net assets, ending (in thousands)     $5,981          $6,249         $2,996
Number of shares outstanding,
     ending (in thousands)               315             237            138

                                            Periods Ended September 30,
Class C Shares                                   1995             1994^
Net asset value, beginning                     $19.98            $22.12
Income from investment operations.
     Net investment income                      (.03)             (.06)
     Net realized and unrealized gain (loss)     2.05            (2.08)
     Total from investment operations            2.02            (2.14)
Distributions from
     Net investment income                      (.09)                 -
     Net realized gain                         (1.25)                 -
     Total distributions                       (1.34)                 -
Total increase (decrease) in net asset value      .68            (2.14)
Net asset value, ending                        $20.66            $19.98

Total return*                                  11.16%           (9.14%)
Ratios to average net assets:
     Net investment income (loss)              (.84%)        (1.06%)(a)
     Total expenses +                           2.51%               N/A
     Net expenses                               2.50%          2.75%(a)
     Expenses reimbursed                        1.07%          4.60%(a)
Portfolio turnover                                35%               94%
Net assets, ending (in thousands)              $1,802              $670
Number of shares outstanding,
     ending (in thousands)                         87                34

Footnotes for CSIF Equity Financial Highlights
(a) = Annualized
+ Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
^ From March 1, 1994 inception
# From April 1, 1998 inception

Financial Highlights
Calvert Capital Accumulation

                                                  Years Ended September 30,
Class A Shares                                        1998             1997
Net asset value, beginning                          $27.21           $22.55
Income from investment operations
     Net investment income (loss)                    (.25)            (.25)
     Net realized and unrealized gain (loss)           .96             4.91
     Total from investment operations                  .71             4.66
Distributions from
     Net investment income                               -                -
     Net realized gain                              (2.49)                -
         Total distributions                        (2.49)                -
Total increase (decrease) in net asset value        (1.78)             4.66
Net asset value, ending                             $25.43           $27.21

Total return *                                       3.37%           20.67%
Ratios to average net assets:
     Net investment income (loss)                  (1.08%)          (1.09%)
     Total expenses +                                1.74%            1.91%
     Net expenses                                    1.61%            1.85%
     Expenses reimbursed                                 -                -
Portfolio turnover                                     77%             126%
Net assets, ending (in thousands)                  $75,068          $54,751
Number of shares outstanding ending
     (in thousands)                                  2,952            2,012

                                                Periods ended September 30,
Class A Shares                                        1996            1995^
Net asset value, beginning                          $21.48           $15.00
Income from investment operations
     Net investment income (loss)                    (.24)            (.11)
     Net realized and unrealized gain (loss)          1.88             6.61
     Total from investment operations                 1.64             6.50
Distributions from
     Net investment income                               -            (.02)
     Net realized gain                               (.57)                -
         Total distributions                         (.57)            (.02)
Total increase (decrease) in net asset value          1.07             6.48
Net asset value, ending                             $22.55           $21.48

Total return*                                        7.92%           43.40%
Ratios to average net assets:
     Net investment income (loss)                  (1.56%)       (1.55%)(a)
     Total expenses+                                 2.16%         2.35%(a)
     Net expenses                                    1.98%         2.06%(a)
     Expenses reimbursed                                 -          .05%(a)
Portfolio turnover                                    114%              95%
Net assets, ending (in thousands)                  $39,834          $16,111
Number of shares outstanding, ending
     (in thousands)                                  1,767              750

Financial Highlights
Calvert Capital Accumulation

                                                  Period Ended
                                                 September 30,
Class B Shares                                          1998 #
Net asset value, beginning                              $28.39
Income from investment operations
     Net investment income (loss)                        (.16)
     Net realized and unrealized gain (loss)            (2.95)
         Total from investment operations               (3.11)
Distributions from
     Net investment income                                   -
     Net realized gain                                       -
         Total distributions                                 -
Total increase (decrease) in net asset value            (3.11)
Net asset value, ending                                 $25.28

Total return*                                         (10.95)%
Ratios to average net assets:
     Net investment income (loss)                      (2.62%)
     Total expenses+                                     3.31%
     Net expenses                                        3.01%
     Expenses reimbursed                                  .26%
Portfolio turnover                                         77%
Net assets, ending (in thousands)                       $3,311
Number of shares outstanding, ending (in thousands)        131

Financial Highlights
Calvert Capital Accumulation

                                                  Years Ended September 30,
Class C Shares                                        1998             1997
Net asset value, beginning                          $26.64           $22.34
Income from investment operations
     Net investment income (loss                     (.40)            (.47)
     Net realized and unrealized gain (loss)           .88             4.77
     Total from investment operations                  .48             4.30
Distributions from
     Net investment income                               -                -
     Net realized gain                              (2.49)                -
         Total distributions                        (2.49)                -
Total increase (decrease) in net asset value        (2.01)             4.30
Net asset value, ending                             $24.63           $26.64

Total return*                                        2.52%           19.25%
Ratios to average net assets:
     Net investment income (loss)                  (1.98%)          (2.30%)
     Total expenses+                                 2.75%            3.11%
     Net expenses                                    2.50%            3.05%
     Expenses reimbursed                                 -                -
Portfolio turnover                                     77%             126%
Net assets, ending (in thousands)                   $6,548           $4,184
Number of shares outstanding, ending (in thousands)    266              157

                                                Periods Ended September 30,
Class C Shares                                        1996            1995^
Net asset value, beginning                          $21.55           $15.00
Income from investment operations
     Net investment income (loss)                    (.55)            (.15)
     Net realized and unrealized gain (loss)          1.91             6.70
         Total from investment operations             1.36             6.55
Distributions from
     Net investment income                               -                -
     Net realized gain                               (.57)                -
         Total distributions                         (.57)                -
Total increase (decrease) in net asset value           .79             6.55
Net asset value, ending                             $22.34           $21.55

Total return*                                        6.56%           43.67%
Ratios to average net assets:
     Net investment income (loss)                  (2.82%)       (3.13%)(a)
     Total expenses +                                3.42%         3.79%(a)
     Net expenses                                    3.24%         3.50%(a)
     Expenses reimbursed                                 -         2.79%(a)
Portfolio turnover                                    114%              95%
Net assets, ending (in thousands)                   $3,164           $1,992
Number of shares outstanding, ending
     (in thousands)                                    142               92

Footnotes for Calvert Capital Accumulation Financial Highlights
(a) = Annualized
+ Ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
* Total return does not reflect deduction of any front-end or deferred sales charge.
^ From October 31, 1994 inception
# From April 1, 1998 inception

Financial Highlights
Calvert World Values International Equity

                                                    Years Ended September 30,
Class A Shares                                 1998         1997         1996
Net asset value, beginning                   $22.06       $18.62       $17.62
Income from investment operations
     Net investment income                    (.06)          .10          .04
     Net realized and unrealized gain (loss) (2.11)         3.81         1.53
         Total from investment operations    (2.05)         3.91         1.57
Distributions from
     Net investment income                    (.06)        (.05)        (.13)
     Excess of net investment income              -            -            -
     Net realized gain (loss)                (1.38)        (.42)        (.44)
         Total distributions                 (1.44)        (.47)        (.57)
Total increase (decrease) in net asset value (3.49)         3.44         1.00
Net asset value, ending                      $18.57       $22.06       $18.62

Total return*                               (9.29%)       21.44%        9.22%
Ratios to average net assets:
     Net investment income (loss)              .27%         .51%         .23%
     Total expenses+                          1.86%        1.91%        1.95%
     Net expenses                             1.80%        1.76%        1.81%
     Expenses reimbursed                          -            -            -
Portfolio turnover                              84%          58%          96%
Net assets, ending (in thousands)          $195,192     $225,169     $194,032
Number of shares outstanding,
     ending (in thousands)                   10,510       10,207       10,422

                                                    Years Ended September 30,
Class A Shares                                              1995         1994
Net asset value, beginning                                $17.99       $16.35
Income from investment operations
     Net investment income                                   .11            -
     Net realized and unrealized gain (loss)                 .38         2.14
         Total from investment operations                    .49         2.14
Distributions from
     Net investment income                                     -        (.03)
     Excess of net investment income                           -        (.04)
     Net realized gains                                    (.86)        (.43)
         Total distributions                               (.86)        (.50)
Total increase (decrease) in net asset value               (.37)         1.64
Net asset value, ending                                   $17.62       $17.99

Total return*                                              3.19%       13.44%
Ratios to average net assets:
     Net investment income (loss)                           .68%       (.04%)
     Total expenses +                                      1.93%          N/A
     Net expenses                                          1.79%        1.96%
     Expenses reimbursed                                       -         .04%
Portfolio turnover                                           73%          78%
Net assets, ending (in thousands)                       $191,586     $175,543
Number of shares outstanding,
     ending (in thousands)                                10,876        9,755

Financial Highlights
Calvert World Values International Equity
                                                    Period Ended
                                                   September 30,
Class B Shares                                            1998^^
Net asset value, beginning                                $21.83
Income from investment operations
     Net investment income                                 (.05)
     Net realized and unrealized gain (loss)              (3.30)
         Total from investment operations                 (3.35)
Total increase (decrease) in net asset value              (3.35)
Net asset value, ending                                   $18.48

Total return*                                           (15.35%)
Ratios to average net assets:
     Net investment income (loss)                      (.99%)(a)
     Total expenses +                                   3.22%(a)
     Net expenses                                       3.16%(a)
     Expenses reimbursed                                2.89%(a)
Portfolio turnover                                           84%
Net assets, ending (in thousands).                          $879
Number of shares outstanding,
     ending (in thousands)                                    48

Financial Highlights
Calvert World Values International Equity

                                                    Years Ended September 30,
Class C Shares                                 1998         1997         1996
Net asset value, beginning                   $21.39       $18.20       $17.28
Income from investment operations
     Net investment income                    (.13)        (.07)        (.15)
     Net realized and unrealized gain (loss) (2.05)         3.68         1.51
         Total from investment operations    (2.18)         3.61         1.36
Distributions from
     Net realized gain (loss)                (1.38)        (.42)        (.44)
         Total distributions                 (1.38)        (.47)        (.57)
Total increase (decrease) in net asset value (3.56)         3.19          .92
Net asset value, ending                      $17.83       $21.39       $18.20

Total return*                              (10.22%)       20.22%        8.07%
Ratios to average net assets:
     Net investment income (loss)            (.79%)       (.47%)       (.88%)
     Total expenses+                          2.91%        2.91%        3.08%
     Net expenses                             2.85%        2.76%        2.93%
     Expenses reimbursed                          -            -            -
Portfolio turnover                              84%          58%          96%
Net assets, ending (in thousands)            $8,043       $8,799       $6,779
Number of shares outstanding,
     ending (in thousands)                      451          411          373

                                                    Years Ended September 30,
Class C Shares                                              1995        1994^
Net asset value, beginning                                $17.86       $18.24
Income from investment operations
     Net investment income                                 (.05)       (.06 )
     Net realized and unrealized gain (loss)                 .32        (.32)
         Total from investment operations                    .27        (.38)
Distributions from
     Net realized gains                                    (.85)            -
         Total distributions                               (.85)            -
Total increase (decrease) in net asset value               (.58)        (.38)
Net asset value, ending                                   $17.28       $17.86

Total return*                                              1.95%      (1.27%)
Ratios to average net assets:
     Net investment income (loss)                         (.47%)   (1.16%)(a)
     Total expenses +                                      3.12%          N/A
     Net expenses                                          2.99%     3.32%(a)
     Expenses reimbursed                                    .13%      .50%(a)
Portfolio turnover                                           73%          78%
Net assets, ending (in thousands)                         $6,061       $3,620
Number of shares outstanding,
     ending (in thousands)                                   351          203

Footnotes for Calvert World Values International Equity Financial Highlights
(a) Annualized
* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
+ Effective September 30,1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
^  From March 1, 1994 inception.
^^  From April 1, 1998 inception.
N/A Disclosure not applicable to prior periods.

Financial Highlights
Calvert New Vision Small Cap

                                            Periods Ended September 30,
Class A Shares                                   1998             1997^
Net asset value, beginning                     $15.65            $15.00
Income from investment operations
     Net investment income (loss)               (.02)             (.05)
     Net realized and unrealized gain (loss)   (3.55)               .70
     Total from investment operations          (3.57)               .65
Distributions from
     Net investment income                          -                 -
     Net realized gain                          (.04)                 -
     Total distributions                        (.04)                 -
Total increase (decrease) in net asset value   (3.61)               .65
Net asset value, ending                        $12.04            $15.65
Total return*                                (22.86%)             4.33%
Ratios to average net assets:
     Net investment income (loss)              (.17%)         (.71%)(a)
     Total expenses +                           1.82%         1.36% (a)
     Net expenses                               1.71%           .90%(a)
     Expenses reimbursed                         .06%          3.36%(a)
Portfolio turnover                                68%              196%
Net assets, ending (in thousands)             $61,765            $3,260
Number of shares outstanding,
ending (in thousands)                           5,129               208

                           Period Ended September 30,
Class B Shares                                  1998#
Net asset value, beginning                     $16.18
Income from investment operations
     Net investment income (loss)               (.05)
     Net realized and unrealized gain (loss)   (4.12)
     Total from investment operations          (4.17)
Distributions from
     Net investment income                          -
     Net realized gain                              -
     Total distributions                            -
Total increase (decrease) in net asset value   (4.17)
Net asset value, ending                        $12.01

Total return*                                (25.77%)
Ratios to average net assets:
     Net investment income (loss)          (1.39%)(a)
     Total expenses +                        3.40%(a)
     Net expenses                            2.99%(a)
     Expenses reimbursed                     4.28%(a)
Portfolio turnover                                68%
Net assets, ending (in thousands)                $523
Number of shares outstanding,
ending (in thousands)                              44

                                            Periods Ended September 30,
Class C Shares                                   1998             1997^
Net asset value, beginning                     $15.62            $15.00
Income from investment operations
     Net investment income (loss)               (.15)             (.10)
     Net realized and unrealized gain (loss)   (3.48)               .72
     Total from investment operations          (3.63)               .62
Distributions from
     Net investment income                          -                 -
     Net realized gain                          (.04)                 -
     Total distributions                        (.04)                 -
Total increase (decrease) in net asset value   (3.67)               .62
Net asset value, ending                        $11.95            $15.62

Total return*                                (23.31%)             4.13%
Ratios to average net assets:
     Net investment income (loss)             (1.15%)         (.95%)(a)
     Total expenses +                           2.78%          1.47%(a)
     Net expenses                               2.64%          1.15%(a)
     Expenses reimbursed                         .16%          9.44%(a)
Portfolio turnover                                68%              196%
Net assets, ending (in thousands)              $7,097              $318
Number of shares outstanding,
ending (in thousands)                             594                20

Footnotes for Calvert New Vision Small Cap Financial Highlights
(a) Annualized
* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
+ Ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
^  From January 31, 1997 inception.
#  From April 1, 1998 inception.

Financial Highlights
Bond Portfolio

                                              Years Ended September 30,
Class A Shares                          1998            1997           1996
Net asset value, beginning            $16.64          $16.06         $16.34
Income from investment operations
     Net investment income               .95             .96            .92
     Net realized and unrealized
       gain (loss)                       .41             .58          (.29)
     Total from investment
operations                              1.36            1.54            .63
Distributions from
     Net investment income             (.96)           (.96)          (.91)
     Net realized gain                 (.16)               -              -
     Total distributions              (1.12)           (.96)          (.91)
Total increase (decrease) in
       net asset value                   .24             .58          (.28)
Net asset value, ending               $16.88          $16.64         $16.06

Total return*                          8.46%           9.89%          3.96%
Ratios to average net assets:
     Net investment income             5.69%           5.85%          5.60%
     Total expenses +                  1.14%           1.23%          1.29%
     Net expenses                      1.07%           1.19%          1.26%
Portfolio turnover                      620%            319%            22%
Net assets, ending (in thousands)    $65,807         $59,656        $62,259
Number of shares outstanding,
     ending (in thousands)             3,897           3,585          3,876

                                              Years Ended September 30,
Class A Shares                                   1995              1994
Net asset value, beginning                     $15.49            $17.77
Income from investment operations
     Net investment income                        .96               .94
     Net realized and unrealized gain (loss)      .91            (1.81)
     Total from investment operations            1.87             (.87)
Distributions from
     Net investment income                      (.93)             (.94)
     Net realized gain                          (.06)             (.47)
     Tax return of capital                      (.03)                 -
     Total distributions                       (1.02)            (1.41)
Total increase (decrease) in net asset value      .85            (2.28)
Net asset value, ending                        $16.34            $15.49

Total return*                                  12.57%           (5.18%)
Ratios to average net assets:
     Net investment income                      6.04%             5.64%
     Total expenses +                           1.24%               N/A
     Net expenses                               1.22%             1.10%
Portfolio turnover                                29%               19%
Net assets, ending (in thousands)             $62,929           $61,573
Number of shares outstanding,
     ending (in thousands)                      3,850             3,976

Financial Highlights
Bond Portfolio

                                         Period Ended
                                         September 30
Class B Shares                                  1998#
Net asset value, beginning                     $16.69
Income from investment operations
     Net investment income                        .36
     Net realized and unrealized gain (loss)       19
     Total from investment operations              55
Distributions from
     Net investment income                      (.40)
Total increase (decrease) in net asset value       15
Net asset value, ending                        $16.84

Total return*                                   3.36%
Ratios to average net assets:
     Net investment income                   4.14%(a)
     Total expenses +                        2.55%(a)
     Net expenses                            2.50%(a)
     Expenses reimbursed                     5.53%(a)
Portfolio turnover                               620%
Net assets, ending (in thousands)                $557
Number of shares outstanding,
     ending (in thousands)                         33

                                         Period Ended
                                        September 30,
Class C Shares                                 1998^^
Net asset value, beginning                     $16.81
Income from investment operations
     Net investment income                        .21
     Net realized and unrealized gain (loss)      .08
     Total from investment operations             .29
Distributions from
     Net investment income                      (.26)
Total increase (decrease) in net asset value      .03
Net asset value, ending                        $16.84

Total return*                                   1.75%
Ratios to average net assets:
     Net investment income                   4.06%(a)
     Total expenses +                        2.74%(a)
     Net expenses                            2.50%(a)
     Expenses reimbursed                     4.35%(a)
Portfolio turnover                               620%
Net assets, ending (in thousands)                $399
Number of shares outstanding,
     ending (in thousands)                         24

Footnotes for CSIF Bond Financial Highlights
(a) = Annualized
+ Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
^^ From June 1, 1998 inception
# From April 1, 1998 inception

Financial Highlights
Money Market Portfolio

                                              Years Ended September 30,
                                        1998            1997           1996
Net asset value, beginning             $1.00           $1.00          $1.00
Income from investment operations
     Net investment income              .049            .048           .048
Distributions from
     Net investment income            (.049)          (.048)         (.048)

Net asset value, ending                $1.00           $1.00          $1.00

Total return                           5.02%           4.89%          4.88%
Ratios to average net assets:
     Net investment income             4.92%           4.79%          4.77%
     Total expenses +                   .89%            .89%           .89%
     Net expenses                       .87%            .87%           .87%
     Expenses reimbursed                .05%            .11%           .21%
Net assets, ending (in thousands)   $172,701        $166,111       $166,516
Number of shares outstanding,
     ending (in thousands)           172,739         166,163        166,569


                                              Years Ended September 30,
                                                 1995              1994
Net asset value, beginning                      $1.00             $1.00
Income from investment operations
     Net investment income                       .050              .031
Distributions from
     Net investment income                     (.050)            (.031)
Net asset value, ending                         $1.00             $1.00

Total return                                    5.13%             3.13%
Ratios to average net assets:
     Net investment income                      5.03%             3.07%
     Total expenses +                            .89%               N/A
     Net expenses                                .87%              .87%
     Expenses reimbursed                         .18%              .18%
Net assets, ending (in thousands)            $153,996          $143,779
Number of shares outstanding,
     ending (in thousands)                    154,044           143,826

Footnotes for CSIF Money Market Financial Highlights
+ Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

EXHIBIT A
REDUCED SALES CHARGES (CLASS A ONLY)

You may qualify for a reduced sales charge through several purchase plans available. You must notify the Fund at the time of purchase to take advantage of the reduced sales charge.

Rights of Accumulation can be applied to several accounts
Class A sales charge breakpoints are automatically calculated for each account based on the higher of cost or current value of shares previously purchased. This privilege can be applied to a family group or other qualified group* upon request. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, based on the higher of cost or current value of shares previously purchased and currently held by all the members of the group.

Letter of Intent
If you (or your group, as described above) plan to purchase $50,000 or more of Calvert Fund shares over the next 13 months, your sales charge may be reduced through a "Letter of Intent." You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases, instead of the higher 4.75% sales charge. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the SAI.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)
There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Internal Revenue Code of 1986, as amended ("Code"), or for a plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase, (i) Calvert Group has been notified in writing that the 403(b) or 401(k) plan has at least 200 eligible employees and is not sponsored by a K-12 school district, or (ii) the cost or current value of shares a 401(k) plan has in Calvert Group of Funds (except money market funds) is at least $1 million.

Neither the Funds, nor Calvert Distributors, Inc. ("CDI"), nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt of such written communication and confirmation by Calvert Group. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Group Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

* A "qualified group" is one which:
1.    has been in existence for more than six months, and
2.    has a purpose other than acquiring shares at a discount, and
3. satisfies uniform criteria which enable CDI and brokers offering shares to realize economies of scale in distributing such shares.

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or brokers distributing shares, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CDI or brokers. A pension plan is not a qualified group for rights of accumulation.

Other Circumstances
There is no sales charge on shares of any Fund of the Calvert Group of Funds sold to (i) current or retired Directors, Trustees, or Officers of the Calvert Group of Funds, employees of Calvert Group, Ltd. and its affiliates, or their family members; (ii) CSIF Advisory Council Members, directors, officers, and employees of any subadvisor for the Calvert Group of Funds, employees of broker/dealers distributing the Fund's shares and immediate family members of the Council, subadvisor, or broker/dealer; (iii) Purchases made through a Registered Investment Advisor; (iv) Trust departments of banks or savings institutions for trust clients of such bank or institution, (v) Purchases through a broker maintaining an omnibus account with the Fund, provided the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; or (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the I.R.C., and "rabbi trusts."

Established Accounts
Shares of CSIF Balanced may be sold at net asset value to you if your account was established on or before July 17, 1986.

Dividends and Capital Gain Distributions from other Calvert Group Funds
You may prearrange to have your dividends and capital gain distributions from another Calvert Group Fund automatically invested in another account with no additional sales charge.

Purchases made at NAV
Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another Calvert Group Fund at no additional sales charge.

Reinstatement Privilege
If you redeem shares and then within 30 days decide to reinvest in the same Fund, you may do so at the net asset value next computed after the reinvestment order is received, without a sales charge. You may use the reinstatement privilege only once. The Funds reserve the right to modify or eliminate this privilege.

EXHIBIT B
SERVICE FEES AND ARRANGEMENTS WITH DEALERS

Calvert Distributors, Inc., each Fund's underwriter, pays dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A, and a percentage of amount invested for Class B and C) when you purchase shares of non-money market funds. CDI also pays dealers an ongoing service fee while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The table below shows the amount of payment which differs depending on the Class.

                                    Maximum Commission/Service Fees

CSIF Money Market             None/0.25%

                                 Class A          Class B*        Class C**

CSIF Balanced                   4.00%/0.25%       4.00%/0.25%     1.00%/1.00%
CSIF Bond                       3.00%/0.25%       3.00%/0.25%     1.00%/1.00%
CSIF Equity                     4.00%/0.25%       4.00%/0.25%     1.00%/1.00%
CSIF Managed Index              4.00%/0.25%       4.00%/0.25%     1.00%/1.00%
CWVF International Equity       4.00%/0.25%       4.00%/0.25%     1.00%/1.00%
Capital Accumulation            4.00%/0.25%       4.00%/0.25%     1.00%/1.00%
New Vision Small Cap            4.00%/0.25%       4.00%/0.25%     1.00%/1.00%

*Class B service fee begins to accrue in 13th month.
**Class C pays dealers a service fee of 0.25% and additional compensation of 0.75% for a total of 1.00%. Begins to accrue in 13th month.

Occasionally, CDI may reallow to dealers the full Class A front-end sales charge. CDI may also pay additional concessions, including non-cash promotional incentives, such as merchandise or trips, to brokers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Funds and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker's registered representatives, advertising or equipment, or to defray the expenses of sales contests. CAMCO, CDI, or their affiliates may pay certain broker-dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. Payments may include additional compensation based on assets held through that firm beyond the regularly scheduled rates, and finder's fees. CDI pays dealers a finder's fee on Class A shares purchased at NAV in accounts with $1 million or more (excluding CSIF Money Market.) The finder's fee is 1% of the NAV purchase amount on the first $2 million, .80% on $2 to $3 million, .50% on $3 to $50 million, .25% on $50 to $100 million, and .15 over $1 million. All payments will be in compliance with the rules of the National Association of Securities Dealers, Inc.

To Open an Account:
800-368-2748

Performance and Prices:
Calvert Information Network
24 hours, 7 days a week
800-368-2745

Service for Existing Accounts:
Shareholders 800-368-2745
Brokers 800-368-2746

TDD for Hearing-Impaired:
800-541-1524

Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Registered, Certified or
Overnight Mail:
Calvert Group
c/o NFDS
330 West 9th Street
Kansas City, MO 64105

Calvert Group Web-Site
Address: http://www.calvertgroup.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund and is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your broker, or the Funds at:

Calvert Group
4550 Montgomery Ave, Suite 1000N
Bethesda, Md. 20814

Telephone: 1-800-368-2745

Calvert Group Web-Site
Address: http://www.calvertgroup.com

You can review the Funds' reports and SAIs at the public Reference Room of the Securities and Exchange Commission. You can get text only copies:

For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009, Telephone: 1-800-SEC-0330.

Free from the Commission's Internet website at http://www.sec.gov.

Investment Company Act file:     no. 811- 3334 (CSIF)
                                 no. 811- 06563 (CWVF International Equity and
Capital Accumulation)
                                 no. 811- 3416 (New Vision)